MORTGAGE LOAN PURCHASE AGREEMENT
This is a Mortgage Loan Purchase Agreement (the “Agreement”), dated February 24, 2006, between Citigroup Mortgage Loan Trust Inc., a Delaware corporation (the “Purchaser”), CS OT I LLC (the “Seller”) and acknowledged by Citigroup Global Markets Realty Corp., a New York corporation.
Preliminary Statement
The Seller intends to sell the Mortgage Loans (as hereinafter defined) to the Purchaser on the terms and subject to the conditions set forth in this Agreement. The Purchaser intends to deposit the Mortgage Loans into a mortgage pool comprising the trust fund. The Purchaser has established Citigroup Mortgage Loan Trust 2006-AR1, a Delaware statutory trust (the “Issuer”) pursuant to a Short Form Trust Agreement, dated as of February 23, 2006, as amended and restated on February 27, 2006, (the “Trust Agreement”), among the Purchaser, Wilmington Trust Company (the “Owner Trustee”), CitiMortgage, Inc. (the “Securities Administrator”) and Citibank, N.A. (“Certificate Registrar” and “Certificate Paying Agent” as applicable). The Purchaser intends to sell the Mortgage Loans to the Issuer pursuant to a Servicing Agreement, dated as of February 1, 2006 (the “Servicing Agreement”) among the Purchaser, U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), CitiMortgage, Inc. as Master Servicer (the “Master Servicer”) and as Securities Administrator, and Citibank as Note Registrar, Paying Agent and Authenticating Agent. The trust fund will be evidenced by a single series of mortgage-backed notes designated as Series 2006-AR1 (the “Notes”). The Notes will consist of twenty-nine classes of notes. The Issuer, pursuant to an Indenture, dated as of February 27, 2006 (the “Indenture”), among the Purchaser as depositor, the Securities Administrator, Citibank, N.A. as paying agent, note registrar and authenticating agent and the Indenture Trustee, intends to pledge the Mortgage Loans to the Indenture Trustee and issue and transfer to the Purchaser the Citigroup Mortgage Loan Trust 2006-AR1, Mortgage-Backed Notes, Series 2006-AR1 and the Certificates issued pursuant to the Trust Agreement (the “Certificates”). The Master Servicer will master service the Mortgage Loans on behalf of the Issuer pursuant to the Servicing Agreement. The servicing of the Mortgage Loans will be provided by Wells Fargo Bank, N.A. pursuant to the Wells Fargo Servicing Agreement as specified in Appendix A to the Indenture which (other than with respect to certain rights of the Seller against the servicer) will be assigned to the Issuer on the Closing Date pursuant to the Assignment Assumption and Recognition Agreement dated as of February 27, 2006 among Citigroup Global Markets Realty Corp. as assignor, the Indenture Trustee as assignee and acknowledged by Wells Fargo Bank, N.A. The representations and warranties made by the related Citigroup Global Markets Realty Corp. and the remedies for breach thereof will be assigned to the Issuer on the Closing Date pursuant to, and to the extent provided in, the related Assignment Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.
The parties hereto agree as follows:
SECTION 1.     Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on or before February 27, 2006 (the “Closing Date”), certain adjustable-rate, first lien, prime hybrid residential mortgage loans (the “Mortgage Loans”)

originated by Wells Fargo Bank, N.A. (“Wells Fargo”, in such capacity, the “Originator”), having an aggregate principal balance as of the close of business on February 1, 2006 (the “Cut-off Date”) of $1,569,632,912 (the “Closing Balance”), after giving effect to all payments due on the Mortgage Loans on or before the Cut-off Date, whether or not received.
SECTION 2.    Mortgage Loan Schedule. The Purchaser and the Seller have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Purchaser pursuant to this Agreement and the Seller will prepare or cause to be prepared on or prior to the Closing Date a final schedule (the “Closing Schedule”) that together shall describe such Mortgage Loans and set forth all of the Mortgage Loans to be purchased under this Agreement. The Closing Schedule will conform to the requirements set forth in this Agreement and to the definition of “Mortgage Loan Schedule” under the Indenture. The Closing Schedule shall be used as the Mortgage Loan Schedule under the Indenture and shall be prepared by the Seller based on information provided by the Originator.
SECTION 3.	Consideration.
(a)          In consideration for the Mortgage Loans to be purchased hereunder, the Purchaser shall, as described in Section 7, pay to or upon the order of the Seller in immediately available funds an amount (the “Mortgage Loan Purchase Price”) equal to the net cash proceeds of the sale of the Notes and the Certificate plus accrued interest.
(b)          The Purchaser or any assignee, transferee or designee of the Purchaser shall be entitled to all scheduled payments of principal due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans allocable to the period after the Cut-off Date. All scheduled payments of principal and interest due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.
(c)          Pursuant to the Indenture, the Purchaser will assign all of its right, title and interest in and to the Mortgage Loans, together with its rights under this Agreement, to the Indenture Trustee for the benefit of the related Noteholders.
SECTION 4.	Transfer of the Mortgage Loans.
(a)          Possession of Mortgage Files. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Mortgage Loans. The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser. Upon the sale of the Mortgage Loans, the ownership of each Mortgage Note, the related Mortgage and the other contents of the related Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

(b)          Delivery of Mortgage Loan Documents. The Seller will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Mortgage Loan:
(i)       the original Mortgage Note, endorsed in one of the following forms: (i) in the name of the Indenture Trustee or (ii) in blank, in each case, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Indenture Trustee;
(ii)	the original Mortgage with evidence of recording thereon;
(iii)     an original Assignment of the Mortgage in recordable form in blank or to the Indenture Trustee;
(iv)     the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage in blank or to the Indenture Trustee as contemplated by the immediately preceding clause (iii);
(v)      the original of or a copy of each related assumption, modification, consolidation or extension agreement, with evidence of recording thereon, if any;
(vi)     with respect to any Mortgage Loan listed on the Mortgage Loan Schedule as subject to a Primary Mortgage Insurance Policy, the original Primary Mortgage Insurance Policy or certificate;
(vii)    the original mortgagee title insurance policy or an attorney’s opinion of title where customary; and
(viii)   any of the following that are in the possession of the Seller or a document custodian on its behalf: (A) the original of or a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage or (B) the original of or a copy of any power of attorney, if applicable.
With respect to a maximum of approximately 5.00% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, if any original Mortgage Note referred to in Section 4(b)(i) above cannot be located, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon delivery to the Securities Administrator (as designee of the Purchaser) of a photocopy of such Mortgage Note, if available, with a lost note affidavit. If any of the original Mortgage Notes for which a lost note affidavit was delivered to the Securities Administrator is subsequently located, such original Mortgage Note shall be delivered to the Securities Administrator within three Business Days.

If any of the documents referred to in Sections 4(b)(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Securities Administrator of a copy of each such document certified by the Originator in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Originator, delivery to the Securities Administrator promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original.
To the extent not already recorded, the Securities Administrator, at the expense of the Citigroup Global Markets Realty Corp. shall pursuant to the Indenture promptly (and in no event later than three months following the later of the Closing Date and the date of receipt by the Securities Administrator of the recording information for a Mortgage) submit or cause to be submitted for recording, at no expense to the Trust Estate or the Securities Administrator, in the appropriate public office for real property records, each Assignment delivered to it pursuant to Sections 4(b)(iii) and (iv) above. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Securities Administrator, at the expense of the Citigroup Global Markets Realty Corp., shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded. Notwithstanding the foregoing, but without limiting the requirement that such Assignments be in recordable form, neither the Securities Administrator nor the Indenture Trustee shall be required to submit or cause to be submitted for recording each Assignment delivered to it pursuant to Sections 4(b)(iii) and (iv) if such recordation shall not, as of the Closing Date, be required by the Rating Agencies, as a condition to their assignment on the Closing Date of their initial ratings to the Notes, as evidenced by the delivery by the Rating Agencies of their ratings letters on the Closing Date.
The Seller shall deliver or cause to be delivered to the Securities Administrator promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan.
All original documents relating to the Mortgage Loans that are not delivered to the Securities Administrator are and shall be held by or on behalf of the Seller, the Servicer, the Purchaser or the Master Servicer, as the case may be, in trust for the benefit of the Indenture Trustee on behalf of the Noteholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Securities Administrator. Any such original document delivered to or held by the Seller or the Purchaser that is not required pursuant to the terms of this Section to be a part of a Mortgage File, shall be delivered promptly to the related Servicer.
(c)          Acceptance of Mortgage Loans. The documents delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.
(d)          Transfer of Interest in Agreements. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Indenture Trustee, as may be required to effect the purposes of the Indenture, without the consent of the Seller, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser or the Indenture Trustee in connection with enforcing any obligations of the Seller under this Agreement will be promptly reimbursed by the Seller.
(e)          Examination of Mortgage Files. Prior to the Closing Date, the Seller shall either (i) deliver in escrow to the Purchaser or to any assignee, transferee or designee of the Purchaser, for examination, the Mortgage File pertaining to each Mortgage Loan, or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination. Such examination may be made by the Purchaser or the Indenture Trustee, and their respective designees, upon reasonable notice to the Seller during normal business hours before the Closing Date and within 60 days after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any Mortgage Loans that do not conform to the requirements of the Purchaser as described in this Agreement, such Mortgage Loans shall be deleted from the Closing Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Indenture.
SECTION 5.	Representations, Warranties and Covenants of the Seller.
The Seller, the Purchaser and Citigroup Global Markets Realty Corp., understands, and acknowledges and agree that, the representations and warranties set forth in this Section 5 are made as of the Closing Date or as of the date specifically provided herein.
(a)          The Seller hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that:
(i)       The Seller has full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Seller has the full corporate power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement.

(ii)      The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors’ rights generally and to general principles of equity.
(iii)     The execution, delivery and performance of this Agreement by the Seller (x) does not conflict and will not conflict with, does not breach and will not result in a breach of and does not constitute and will not constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the articles of incorporation or by-laws of the Seller, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which the Seller or any of its property is bound or (C) to the Sellers’ best knowledge, any material law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or any of its property and (y) does not create or impose and will not result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans.
(iv)     No consent, approval, authorization or order of, registration or filing with, or notice on behalf of the Seller to any governmental authority or court is required, under federal laws or the laws of the State of New York, for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation by the Seller of any other transaction contemplated hereby and by the Indenture; provided, however, that the Seller makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Notes.
(v)      The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder.
(vi)     The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

(vii)    Immediately prior to the sale of the Mortgage Loans to the Purchaser as herein contemplated, the Seller will be the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note, and, upon the payment to the Seller of the Purchase Price, in the event that the Seller retains or has retained record title, the Seller shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof from and after the date hereof.
(viii)  The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller are not subject to the bulk transfer or any similar statutory provisions.
(ix)     The Seller has not dealt with any broker, investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.
(x)      There is no litigation currently pending, or to the best of the Seller’s knowledge without independent investigation threatened, against the Seller that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Notes or the execution, delivery, performance or enforceability of this Agreement, or that would result in a material adverse change in the financial condition of the Seller.
(xi)     The Seller is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The Seller is not transferring any Mortgage loan with any intent to hinder, delay or defraud any of its creditors.
(b)          Citigroup Global Markets Realty Corp. hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that:
(xii)    All Mortgage Loans were originated in compliance with all applicable laws, including, but not limited to, all applicable anti-predatory lending laws.
(xiii)   No Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.
(xiv)   The prepayment penalties included in the transaction are enforceable and were originated in compliance with all applicable federal, state and local laws.
(xv)     No Mortgage Loan is a Covered Loan or a High Cost Loan (in the case of state or local law, as determined without giving effect to any available federal preemption, other than any exemptions specifically provided for in the relevant state or local law).
(xvi)      Information provided to the rating agencies, including the loan level detail, is true and correct according to the rating agency requirements.
(xvii)     Nothing has occurred in the period of time from the date that Citigroup Global Markets Realty Corp. purchased the Group I Mortgage Loans on November 22, 2005 and from the date that Citigroup Global Markets Realty Corp. purchased the Group II Mortgage Loans and Group III Mortgage Loans on February 22, 2006, to the date hereof which would cause such representation and warranties contained in Section 6 of the Master Mortgage Loan Purchase Agreement (the “Master Purchase Agreement”), dated as of November 1, 2005, by and between Citigroup Global Markets Realty Corp. and the Originator, to be untrue in any material respect as of the date hereof.
SECTION 6.	Repurchase Obligation for Defective Documentation and for Breach of Representation and Warranty.
It is understood and agreed that the representations and warranties set forth in Section 5(b) shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser and any assignee, transferee or designee of the Purchaser, including the Indenture Trustee for the benefit of holders of the Mortgage Pass-Through Notes evidencing an interest in all or a portion of the Mortgage Loans, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination or lack of examination of any Mortgage File. With respect to the representations and warranties contained herein that are made to the knowledge or the best knowledge of Citigroup Global Markets Realty Corp., or as to which Citigroup Global Markets Realty Corp. has no knowledge, if it is discovered that the substance of any such representation and warranty is inaccurate and the inaccuracy materially and adversely affects the value of the related Mortgage Loan, or the interest therein of the Purchaser or the Purchaser’s assignee, designee or transferee, then notwithstanding Citigroup Global Markets Realty Corp.’s lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, such inaccuracy shall be deemed a breach of the applicable representation and warranty and Citigroup Global Markets Realty Corp. shall take such action described in the following paragraphs of this Section 6 in respect of such Mortgage Loan. Upon discovery by either Citigroup Global Markets Realty Corp. or the Purchaser of a breach of any of the foregoing representations and warranties made by Citigroup Global Markets Realty Corp. that materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.
Within 90 days of the earlier of either discovery by or notice to Citigroup Global Markets Realty Corp. of any breach of a representation or warranty made by Citigroup Global Markets Realty Corp. that materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the interest therein of the Purchaser, Citigroup Global Markets Realty Corp.

shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, Citigroup Global Markets Realty Corp. shall, at the Purchaser’s option, repurchase such Mortgage Loan at the Purchase Price. Citigroup Global Markets Realty Corp. may, at the request of the Purchaser and assuming Citigroup Global Markets Realty Corp. has a Substitute Mortgage Loan, rather than repurchase a deficient Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Substitute Mortgage Loan or Loans. If Citigroup Global Markets Realty Corp. does not provide a Substitute Mortgage Loan or Loans, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan(s) pursuant to the foregoing provisions of this Section 6 shall occur on a date designated by the Purchaser and shall be accomplished by deposit in accordance with Section 2.10 of the Servicing Agreement. Any repurchase or substitution required by this Section shall be made in a manner consistent with Section 2.10 of the Servicing Agreement.
At the time of substitution or repurchase by Citigroup Global Markets Realty Corp. of any deficient Mortgage Loan, the Purchaser and Citigroup Global Markets Realty Corp. shall arrange for the reassignment of the repurchased or substituted Mortgage Loan to Citigroup Global Markets Realty Corp. and the delivery to Citigroup Global Markets Realty Corp. of any documents held by the Indenture Trustee relating to the deficient or repurchased Mortgage Loan. In the event the Purchase Price is deposited in the Collection Account. Citigroup Global Markets Realty Corp. shall, simultaneously with such deposit, give written notice to the Purchaser that such deposit has taken place. Upon such repurchase, the Mortgage Loan Schedule shall be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.
As to any Deleted Mortgage Loan for which Citigroup Global Markets Realty Corp. substitutes a Substitute Mortgage Loan or Loans, Citigroup Global Markets Realty Corp. shall effect such substitution by delivering to the Purchaser or its designee for such Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the Assignment and such other documents and agreements as are required by the Indenture, with the Mortgage Note endorsed as required therein. Citigroup Global Markets Realty Corp. shall remit for deposit in the Collection Account the Monthly Payment due on such Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly payments due with respect to Substitute Mortgage Loans in the month of substitution will be retained by Citigroup Global Markets Realty Corp.. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and Citigroup Global Markets Realty Corp. shall thereafter be entitled to retain all amounts subsequently received by Citigroup Global Markets Realty Corp. in respect of such Deleted Mortgage Loan. Upon such substitution, the Substitute Mortgage Loans shall be subject to the terms of this Agreement in all respects, and Citigroup Global Markets Realty Corp. shall be deemed to have made with respect to such Substitute Mortgage Loan or Loans as of the date of substitution, the covenants, representations and warranties set forth in Section 5.
It is understood and agreed that the representations and warranties set forth in Section 5 shall survive delivery of the respective Mortgage Files to the Indenture Trustee on behalf of the Purchaser.
It is understood and agreed that (i) the obligations of Citigroup Global Markets Realty Corp. set forth in this Section 6 to cure, repurchase and substitute for a defective

Mortgage Loan and (ii) the obligations of Citigroup Global Markets Realty Corp. as provided in the next sentence constitute the sole remedies of the Purchaser respecting a missing or defective document or a breach of the representations and warranties contained in Section 5. Citigroup Global Markets Realty Corp. shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the representations and warranties contained in Sections 5(a), (c), (d) and (e) this Agreement.
SECTION 7.    Closing; Payment for the Mortgage Loans. The closing of the purchase and sale of the Mortgage Loans shall be held at the New York City office of Thacher Proffitt & Wood LLP at 10:00 AM New York City time on the Closing Date.
The closing shall be subject to each of the following conditions:
(a)          All of the representations and warranties of Citigroup Global Markets Realty Corp. and the Seller under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;
(b)          The Purchaser shall have received, or the attorneys of the Purchaser shall have received in escrow (to be released from escrow at the time of closing), all Closing Documents as specified in Section 8 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;
(c)          The Seller shall have delivered or caused to be delivered and released to the Purchaser or to its designee, all documents (including without limitation, the Mortgage Loans) required to be so delivered by the Purchaser; and
(d)          All other terms and conditions of this Agreement shall have been complied with.
Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Indenture Trustee of all documents required pursuant to the Indenture, the consideration for the Mortgage Loans as specified in Section 3 of this Agreement, by delivery to the Seller of the Mortgage Loan Purchase Price.
SECTION 8.    Closing Documents. Without limiting the generality of Section 7 hereof, the closing shall be subject to delivery of each of the following documents:
(a)          An Officers’ Certificate of the Seller, dated the Closing Date, upon which the Purchaser and Citigroup Global Markets Inc. (the “Underwriter”) may rely, in a form acceptable to the Purchaser;
(b)          A Secretary’s Certificate of the Seller, dated the Closing Date, upon which the Purchaser and the Underwriter may rely, in a form acceptable to the Purchaser, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of the Seller;
(c)          An Opinion of Counsel of the Seller, with respect to the true sale of the mortgage loans and the enforceability of this Agreement, dated the Closing Date and addressed to the Purchaser and the Underwriter, in a form acceptable to the Purchaser;
(d)          An Officers’ Certificate of the Originator, dated the Closing Date, upon which the Purchaser and the Underwriter may rely, in a form acceptable to the Purchaser;
(e)          A Secretary’s Certificate of the Originator, dated the Closing Date, upon which the Purchaser and the Underwriter may rely, in a form acceptable to the Purchaser, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of the Originator;
(f)           Such opinions of counsel as the Rating Agencies or the Indenture Trustee may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller’s execution and delivery of, or performance under, this Agreement;
(g)          Letters from Deloitte & Touche L.L.P., certified public accountants, dated the date hereof and to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Purchaser’s Prospectus Supplement, dated February 24, 2006 agrees with the records of Citigroup Global Markets Realty Corp.;
(h)          Letters from Deloitte & Touche L.L.P., for the Originator, dated the date hereof and to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Purchaser’s Prospectus Supplement, dated February 27, 2006, under the subheading “The Master Servicer and the Servicer—The Servicer” agrees with the records of the Servicer; and
(i)           Such further information, certificates, opinions and documents as the Purchaser or the Underwriter may reasonably request.
SECTION 9.     Costs. The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all necessary and reasonable costs and expenses incurred directly in delivering this Agreement, the Indenture, the Notes, the prospectus, prospectus supplement and private placement memorandum relating to the Notes and other related documents, the initial fees, costs and expenses of the Securities Administrator and the Indenture Trustee set forth in an engagement letter delivered to the Seller by the Securities Administrator, the fees and expenses of the Purchaser’s counsel in connection with the preparation of all documents relating to the securitization of the Mortgage Loans, the filing fee charged by the Securities and Exchange Commission for registration of the Notes, the fees charged by any rating agency to rate the Notes and the ongoing expenses of the Rating Agencies. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

SECTION 10.	[Reserved].
SECTION 11.  Mandatory Delivery; Grant of Security Interest. The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller’s failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller’s interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser’s (i) right, prior to the Closing Date, to reject any Mortgage Loan to the extent permitted by this Agreement and (ii) obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 7 hereof. Any Mortgage Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby. The Seller agrees that, upon acceptance of the Mortgage Loans by the Purchaser or its designee and delivery of payment to the Seller, that its security interest in the Mortgage Loans shall be released. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.
Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 7 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Mortgage Loan Purchase Price, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Mortgage Loan Purchase Price, the Purchaser shall immediately effect the redelivery of the Mortgage Loans, if delivery to the Purchaser has occurred and the security interest created by this Section 11 shall be deemed to have been released.
SECTION 12.   Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Purchaser, addressed to the Purchaser at 390 Greenwich Street, 4th Floor, New York, New York 10013, Attention: Mortgage Finance Group, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser, and if to the Seller, addressed to the Seller at 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attention: Chief Legal Officer, or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.
SECTION 13.  Severability of Provisions. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.
SECTION 14.  Agreement of Parties. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Indenture.
SECTION 15.  Survival. The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Indenture or the Trust Fund.
SECTION 16.  GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING THE CHOICE OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.
SECTION 17.  Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 4 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller’s right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account whether in the form of cash, instruments, securities or other property; (3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Indenture.

IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Peter D. Steinmetz
Name:	Peter D. Steinmetz
Title:	Vice President

CS OT I LLC
By:	/s/ Brian Graham
Name:	Brian Graham
Title:	Authorized Agent

Acknowledged By:

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:	/s/ Peter D. Steinmetz
Name:	Peter D. Steinmetz
Title:	Authorized Agent